UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07537

Name of Registrant: Royce Capital Fund

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31
Date of reporting period: January 1, 2016 – December 31, 2016

Item 1. Reports to Shareholders.

DECEMBER 31, 2016

2016 Annual
Review and Report to Shareholders

Royce Capital Fund–
Micro-Cap Portfolio

Royce Capital Fund–
Small-Cap Portfolio

roycefunds.com

Table of Contents

Annual Review

Letter to Our Shareholders	1

Performance and Expenses	5

Annual Report to Shareholders

Managers’ Discussions of Fund Performance

Royce Capital Fund–Micro-Cap Portfolio	6

Royce Capital Fund–Small-Cap Portfolio	8

Schedules of Investments and Financial Statements	10

Notes to Financial Statements	18

Report of Independent Registered Public Accounting Firm	23

Understanding Your Fund’s Expenses	24

Trustees and Officers	25

Notes to Performance and Other Important Information	26

This page is not part of the Royce Capital Fund 2016 Annual Report to Shareholders

Letter to Our Shareholders

A MOST WONDERFUL YEAR FOR SMALL-CAPS, VALUE, AND CYCLICALS
By any measure, 2016 was a terrific year for small-cap stocks, one that featured a double-digit positive return for the Russell 2000 Index, which advanced 21.3%, and a solid advantage over their large-cap counterparts. It was an even better year for small-cap value stocks and a highly rewarding one for cyclical sectors. These last two factors were critical in boosting results for certain active management approaches within the asset class. Arguably even more important was what these developments may be telling us about the subsequent direction of small-cap equity returns. We flesh out the details later in this letter, but these three reversals—positive results for small-caps, leadership for value over growth, and outperformance for cyclicals—should be key in setting the tone for the direction of small-caps going forward. They coalesced around the central, normalizing force of rising interest rates.
The major impact of these reversals was both highly welcome and long overdue. We saw 2015—a year in which large-cap beat small-cap, the Russell 2000 had a negative return, and market leadership was extremely narrow—as a hinge year. It marked the transition out of the period that began in 2011, when an unprecedented amount of monetary intervention into the global economy had the unintended effect of stoking an intense appetite for yield and safety at one extreme of the U.S. equity markets and a hunger for high risk at the other. The bottom of a commodity super cycle, with the attendant slowdowns in the world’s largest developing markets, only exacerbated the challenges then faced by value stocks and active management approaches.
     As has usually been the case historically, the longer market trends last, the more regularly they are mistaken for permanent realignments. In this most recent instance, the consensus lined up around the perpetuation of near-zero rates, growth stock dominance, and the futility of active management. Whether in good times or bad for our own approaches, however, we have always stayed mindful of the fact that trends do not last forever—they persist, then, more often than not, they reverse. This investment truism should serve as a corrective for those who would take the example of a highly anomalous period for the markets and economy to validate an implacable bias against active management.

 THE POWER OF RATES AND THE IMPACT OF THE PARADIGM SHIFT
Even as small-cap specialists, we recognize that few forces act as powerfully on the value of investments as interest rates. The effects can be as obvious as they are subtle. We think three conditions matter most: the level of rates, the spread between short- and long-term rates, and the disparity in borrowing rates for better-run companies and

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LETTER TO OUR SHAREHOLDERS

By any measure, 2016 was a terrific year for small-cap stocks, one that featured a double-digit positive return for the Russell 2000 Index, which advanced 21.3%, and a solid advantage over their large-cap counterparts. It was an even better year for small-cap value stocks and a highly rewarding one for cyclical sectors.

worse ones. Capitalism tends to best foster economic growth when short rates hover a bit above inflation; when long rates are high enough to encourage lenders but not so high as to discourage borrowers; and when there is a premium for fiscal prudence and a commensurate penalty for profligate debtors. During the era of zero (or near-zero) rates—roughly 2011-2015—these historically “normal” conditions were largely absent. Yet we believe they began to manifest themselves again in 2016, marking a paradigm shift to a period of higher rates and a consequent reassessment of the relative values of financial assets. More normalized rates have historically been better for stocks than bonds. More important for our purposes, they have also supported small-caps over large, value over growth stocks, and cyclicals over defensive areas. In many ways, 2016’s results exemplified exactly this shift—and we think it is just the beginning of what could be a steady, though not linear, multi-year run.
     With 2016’s stellar results fresh in the mind, it may be difficult to recall just how poorly the year started and how fatalistic the expectations were for equities. Small-cap stocks plunged from the first peal of 2016’s opening bell. The downdraft exacerbated a trend that had begun the previous summer following the small-cap peak on June 23, 2015. By the time it was all over with the small-cap bottom on February 11, 2016, the Russell 2000 had fallen 25.7%. The last leg of the downdraft included many of the signs of a classic bottoming-out process—panic selling in a number of sectors (most notably within the biopharma complex), small-caps losing more than large-caps, and more resilience from value stocks—to us, the most significant development in the down phase. As unpleasant as any bear market is, we noted that the leadership shift, because it was nearly concomitant with the rate hike, was likely to last.
Moreover, these signs also gave us some assurance that this was a historically conventional decline, making us confident that the small-cap market was undergoing its own important and familiar shift.
The depths plumbed by this bear market were comparable to previous downturns—and that encouraged our belief that the worst was over just before the Russell 2000 rebounded sharply from its February low through the end of the year. These small-cap bear and bull markets received so little comment beyond our own and that of fellow small-cap specialists that we refer to them as “stealth” markets. They also reinforced our contention that this small-cap rally has room to run. Despite its strong showing in 2016, the Russell 2000 finished the year only 7.2% above its June 2015 peak. For additional context, it is worth noting that small-cap upswings usually extend well beyond the 47.4% advance the small-cap index made from its February bottom through the end of 2016. There have been 12 declines of 15% or more for the Russell 2000 since its 1979 inception. The median return for the subsequent recovery period was 98.8%. So both history and the currently hospitable economic environment suggest to us that there may well be plenty of life left in the small-cap rally.

VALUE’S TURN?
The recent extended run of small-cap growth leadership makes it worth recalling that it is actually small-cap value stocks that own the pronounced long-term historical edge in relative performance. Of course, it makes sense that many investors were not conscious of this history at the beginning of the year. Prior to resuming leadership, the Russell 2000 Value Index trailed the Russell 2000 Growth Index in six out of seven years between 2009 and 2015. Based on their long-term performance and leadership history, this was an inordinately lengthy span. Is it now value’s turn, then? We think so. Prolonged periods of leadership for small-cap growth have historically been followed by long tenures at the helm for value. Multi-year trends typically do not have brief reversals before reappearing. Based on this pattern, we think the current leadership status of small-cap value is likely to last. Further, value stocks have historically outpaced growth issues when the economy is expanding—growth companies generally being most highly valued when growth is scarce in the economy. Rising interest rates have also historically provided a relative headwind for

2 | This page is not part of the Royce Capital Fund 2016 Annual Report to Shareholders

LETTER TO OUR SHAREHOLDERS

growth stocks because their valuations typically have a long-duration bond aspect to them that is highly sensitive to changes in rates.
     We saw the post-election rally and the sudden shift in investor perspective that came with it as more symptom than cause of an overall improved environment for both the economy and stocks. After all, some had forecast the pickup in GDP growth prior to any votes being cast just as many investors realized that the era of “lower forever” interest rates had reached its conclusion before the Fed officially announced the hike in December. There were also encouraging pickups in employment and incremental growth in wages. Along with the added certainty that comes after nearly every election, especially a contentious one, all of this stoked bullishness. So while the election was undoubtedly an accelerant, it seemed to us that many investors—and management teams—simply needed the experience of a tangible event before they felt comfortable enough to embrace the good news that had been accumulating prior to November.
The aftermath of the election has set the stage for changes that could benefit small-cap companies, beginning with a lower corporate tax rate. With the bulk of their money coming from domestic sources, many small-cap businesses would receive a disproportionate benefit from any rate reduction. Also encouraging are the prospects for repatriation. It was not surprising, then, that the post-election period also witnessed a dramatic rotation away from safety—bonds and defensive stocks most notably. Investors are bullish on the potential for accelerated economic growth and the policy shift from monetary to fiscal—chiefly in the form of tax cuts and projected spending increases on infrastructure and defense. The critical question going forward is, how much of this has already been priced in?
TURN THE PAGE
All of this has convinced us that we have turned the page on that 2011-2015 period in which financial markets behaved in such odd and unprecedented ways. We firmly believe that we are back on the road to a more historically normal market environment. We expect a multi-year run for the current environment of increased return dispersion, declining correlation, and a steepening yield curve, such as we saw in 2016, and think this will also lead to more historically normal relative return patterns for equity asset classes.

If we are correct in our argument that a multi-year period of value leadership is just beginning, then we also expect it to be a strong period for thoughtful and disciplined small-cap active management.

Only time will tell, of course. However, we do not think a significant correction—that is, a decline of 15% or more—is in the offing. We see no signs of a recession or financial crisis. Still, a downdraft of anywhere from 8-10% would not be at all unexpected, and arguably healthy, given the strength of small-cap’s 2016 run. When one does occur, we are prepared to act opportunistically by trying to turn any volatility to our investors’ long-term advantage. In any event, we see ongoing leadership not only for small-cap value but for many cyclical sectors as well. Cyclicals lagged for so long that, as with value stocks (with which there is substantial overlap), we were anticipating a shift, which is precisely what we are seeing in the current cycle. Financials are benefiting from the steepening yield curve, which should help to lift bank profits, while the potential for accelerated economic growth is boosting Industrials and many Materials stocks. The latter are also benefiting from rebounding commodity prices that ignited energy stocks as well. In addition, the U.S. consumer continues to spend. We see all of these as potentially ongoing trends. And although the global outlook is admittedly less certain, any rebound in worldwide industrial activity would be an additional, and significant, positive.

Equity Indexes as of December 31, 2016 (%)

	1-YR	3-YR	5-YR	10-YR

Russell 2000	21.31	6.74	14.46	7.07

Russell 2000 Value	31.74	8.31	15.07	6.26

Russell 2000 Growth	11.32	5.05	13.74	7.76

S&P 500	11.96	8.87	14.66	6.95

Russell 1000	12.05	8.59	14.69	7.08

Nasdaq Composite	7.50	8.83	15.62	8.34

Russell Midcap	13.80	7.92	14.72	7.86

Russell Microcap	20.37	5.77	15.59	5.47

For details on The Royce Funds’ performance in the period, please turn to the Managers’ Discussions that begin on page 6.

This page is not part of the Royce Capital Fund 2016 Annual Report to Shareholders | 3

LETTER TO OUR SHAREHOLDERS

A NEW DAY FOR ACTIVE MANAGEMENT
Ongoing leadership for value and the related strength of cyclicals could produce distinct advantages for small-cap active management. As rates continue to rise and access to capital begins to contract more consistently, the number of bankruptcies should escalate, restoring the healthy, Darwinian force that generally ensures survival for the best-run, most prudently managed enterprises while putting others at potentially greater risk. It creates challenges for more debt-dependent, long-duration growth while offering potential benefits for companies that are conservatively capitalized. If we are correct in our argument that a multi-year period of value leadership is just beginning, then we also expect it to be a strong period for thoughtful and disciplined small-cap active management.
To be sure, this was the case in 2016. Royce Capital Fund’s two portfolios each advanced more than 19% in the calendar year. These performances were largely rooted in our dogged commitment to disciplined approaches to small-cap stock investing. They support the confidence we have going forward, which is also bolstered by the fact that our analysis of the dynamics in our asset class was sound. We felt validated not only by these high absolute returns but also that performance took place against the backdrop of a gradually growing economy. Historically, value-led periods have been good for many Royce Funds, and we remain committed to the effort of delivering strong results for our investors in the years to come.
You have our great thanks and deep appreciation for the commitment you have shown to us and our approaches over the years.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chairman,	Chief Executive Officer and	Co-Chief Investment Officer,
Royce & Associates, LP	Co-Chief Investment Officer,	Royce & Associates, LP
Royce & Associates, LP

January 31, 2017

4 | This page is not part of the Royce Capital Fund 2016 Annual Report to Shareholders

Performance and Expenses

Performance and Expenses
As of December 31, 2016
	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/27/96)	ANNUAL OPERATING EXPENSES (%)

Royce Capital Fund–Micro-Cap Portfolio	19.71	0.35	5.64	3.43	7.11	10.19	10.19	1.33

Royce Capital Fund–Small-Cap Portfolio	20.96	3.27	10.80	6.49	8.86	10.93	10.98	1.06

INDEX

Russell Microcap Index	20.37	5.77	15.59	5.47	8.16	N/A	N/A	N/A

Russell 2000 Index	21.31	6.74	14.46	7.07	8.49	8.25	N/A	N/A

Important Performance, Expense, and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. The Funds’ total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Funds. All performance and expense information reflects the result for each Fund’s Investment Class Shares. Service Class Shares bear an annual distribution expense that is not borne by the Investment Class; if the expenses were reflected, total returns would have been lower. Operating expenses reflect the Funds’ total annual operating expenses for the Investment Class as of the Funds’ most current prospectus and include management fees, other expenses, and, in the case of Royce Capital Fund–Micro-Cap Portfolio, acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies.

Royce Micro-Cap Portfolio invests primarily in micro-cap companies while Royce Small-Cap Portfolio invests primarily in small-cap companies. Investments in micro-cap and small-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Each series of Royce Capital Fund may invest up to 25% of its net assets in foreign securities. Investments in foreign securities may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) As of 12/31/16, Royce Small-Cap Portfolio invested a significant portion of its assets in a limited number of stocks, which may involve considerably more risk than a more broadly diversified portfolio because a decline in the value of any one of these stocks would cause the Portfolio’s overall value to decline to a greater degree. Royce Micro-Cap Portfolio’s broadly diversified portfolio does not ensure a profit or guarantee against loss. (Please see “Primary Risks for Fund Investors” in the prospectus.) This Review and Report must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Distributor: Royce Fund Services, Inc.

This page is not part of the Royce Capital Fund 2016 Annual Report to Shareholders | 5

MANAGERS’ DISCUSSION
Royce Capital Fund–Micro-Cap Portfolio (RCM)

Jim Stoeffel, Brendan Hartman

FUND PERFORMANCE
Royce Capital Fund–Micro-Cap Portfolio gained 19.7% in 2016, a strong absolute result that nonetheless fell short of both its benchmark, the Russell Microcap Index, which was up 20.4%, and the small-cap Russell 2000 Index, which advanced 21.3% for the same period. This disappointing relative result notwithstanding, we were encouraged by other developments in 2016. In particular, there were three reversals that we think should continue to bode well for micro-cap stocks and active management in that space: Both the Russell Microcap and Russell 2000 turned around 2015’s negative results, value outperformed growth, and cyclicals beat defensives.
During the first half of 2016, the Fund was up 0.1%, outperforming its micro-cap benchmark, the Russell Microcap, which was down 1.7%, while trailing the small-cap index, which rose 2.2% for the same period. The Fund advanced 8.1% in the third quarter compared to respective gains of 11.2% and 9.0% for the micro-cap and small-cap indexes. The fourth quarter saw a robust, post-election rally and the Fund rose 10.6% versus 10.0% for the Russell Microcap and 8.8% for the Russell 2000. The Fund’s average annual total return since inception was 10.2%.

WHAT WORKED... AND WHAT DIDN’T
Of the Fund’s 11 equity sectors, 10 made contributions to performance in 2016. Industrials and Information Technology, its two largest sectors at year-end, also made by far the biggest positive impact. Financials and Consumer Discretionary made smaller but still notable contributions while Health Care detracted. Three industries made substantial contributions: electronic equipment, instruments & components, semiconductors & semiconductor equipment (both from Information Technology), and machinery (Industrials). Software (Information Technology), pharmaceuticals (Health Care), and distributors (Consumer Discretionary) detracted most, though far less meaningfully, on the industry level.
The Fund’s top-contributing holding was PDF Solutions, which provides test chips that allow semiconductor companies to rapidly improve initial yields on new designs. Yield improvements are critical drivers of financial results for integrated circuit companies, so a unique gain-sharing model shows PDF’s importance to its customers. While we reduced our stake in 2016, we held some shares as the increasing complexity of semiconductor design makes PDF’s opportunity look somewhat open ended. Direxion Small Cap Bull 3X Shares is a micro-cap ETF that we utilized on a temporary basis to manage a larger-than-normal cash flow during the second half of the year. DTS specializes in digital surround sound formats used for both commercial/theatrical and consumer grade applications. Its acquisition at an attractive premium was announced in September.
As for detractors, our view of SeaChange International remained intact, though we trimmed our stake in the second half. The company provides video-on-demand software to cable television and telecommunications operators. Its efforts to offer a similar turnkey video solution to over-the-top video providers such as Netflix are proving to be a longer-term project than we had originally anticipated and which also resulted in an unexpected CEO change. However, we like its inexpensive valuation and long-term prospects for success. Dynavax Technologies is a specialty pharmaceutical company whose lead product is a Hepatitis-B vaccine that has been shown to be more effective than currently marketed versions. FDA approval remains uncertain, however, so we have been selling our position, unsure about how long the company’s strong balance sheet can sustain operating losses as it develops other drugs.
On a relative basis in 2016, the Fund was hurt most by both its underweight and poor stock selection in Financials, a source of strength for micro-caps in 2016, especially for banks. Stock picking and, to a lesser extent, our underweight detracted in Real Estate while the Fund’s cash position was also a drag on results. Conversely, our underweight in the underperforming Health Care sector provided a sizable relative advantage, as did savvy stock picking in Information Technology and, to a lesser degree, our overweight in Industrials.

Top Contributors to Performance
For 2016 (%)[1]

PDF Solutions	0.74

Direxion Daily Small Cap Bull 3X Shares	0.68

DTS	0.67

Capella Education	0.62

Olympic Steel	0.55

[1] Includes dividends

Top Detractors from Performance
For 2016 (%)[2]

SeaChange International	-0.66

Dynavax Technologies	-0.50

Avinger	-0.45

Rubicon Project	-0.45

BioDelivery Sciences International	-0.44

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We were net sellers across the board in the face of the strong post-election rally, as we believe valuations have become extended on our 2017 estimates. While the reduction in position sizes was generally broad based, Health Care, saw the biggest weighting decline in the portfolio. We continue to find some pockets of value in that sector, as well as in Information Technology and Industrials. We view them as areas that have selective potential to benefit from the relative strength of the U.S. economy. Consumer companies remain among the most intriguing from a valuation perspective, but fundamentals continue to surprise on the downside, so we are proceeding even more cautiously than usual. Health Care remains a large underweight, mostly rooted in our significantly lower exposure to biotechnology stocks, where valuations look stretched relative to our price-sensitive discipline. However, the sector failed to participate in the year-end rally and so we are beginning to see some areas in medical technology where valuations are becoming more reasonable to us. This could provide a source of new ideas in 2017.

6 | Royce Capital Fund 2016 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RCMCX RCMSX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/16
	JUL-DEC 2016[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/27/96)

RCM	19.58	19.71	0.35	5.64	3.43	7.11	10.19	10.19

Annual Operating Expenses: 1.33%

[1] Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
Since Russell Microcap’s Inception (6/30/00) Through 12/31/16

On a monthly rolling basis, the Fund outperformed the Russell Microcap in 70% of all 10-year periods; 65% of all 5-year periods; and 53% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	55/79	70%	7.5	6.2

5-year	91/139	65%	8.0	7.7

1-year	99/187	53%	10.0	9.8

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 26 for additional information.

Value of $10,000
Invested on 6/30/00 (Russell Microcap Inception)
as of 12/31/16 ($)

Includes reinvestment of distributions.

Top 10 Positions
% of Net Assets

ePlus	1.0

PC Connection	0.9

Photronics	0.9

Orbotech	0.8

Global Brass and Copper Holdings	0.8

Vishay Precision Group	0.8

Zealand Pharma	0.8

AV Homes	0.8

Citi Trends	0.8

Clarkson	0.8

Portfolio Sector Breakdown
% of Net Assets

Information Technology	20.2

Industrials	20.2

Consumer Discretionary	13.1

Financials	11.5

Health Care	7.3

Energy	5.7

Materials	3.5

Real Estate	1.6

Consumer Staples	0.8

Telecommunication Services	0.5

Miscellaneous	4.8

Cash and Cash Equivalents	10.8

Calendar Year Total Returns (%)

YEAR	RCM

2016	19.7

2015	-12.5

2014	-3.6

2013	21.0

2012	7.6

2011	-12.1

2010	30.1

2009	57.9

2008	-43.3

2007	4.0

2006	21.1

2005	11.6

2004	13.8

2003	49.2

2002	-12.9

Upside/Downside Capture Ratios
Periods Ended 12/31/16 (%)
	UPSIDE	DOWNSIDE

10-Year	81	88

From 6/30/00 (Russell Microcap Inception)	89	77

Portfolio Diagnostics

Fund Net Assets	$212 million

Number of Holdings	163

Turnover Rate	57%

Average Market Capitalization[1]	$458 million

Weighted Average P/E Ratio[2,3]	19.7x

Weighted Average P/B Ratio[2]	1.9x

Active Share[4]	89%

U.S. Investments (% of Net Assets)	78.1%

Non-U.S. Investments (% of Net Assets)	11.1%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (23% of portfolio holdings as of 12/31/16).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. Returns as of the most recent month-end may be obtained at www.roycefunds.com. All performance and risk information reflects the result of the Investment Class (its oldest class). Shares of RCM’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell Microcap). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

Royce Capital Fund 2016 Annual Report to Shareholders | 7

MANAGER’S DISCUSSION
Royce Capital Fund–Small-Cap Portfolio (RCS)

Jay Kaplan, CFA

FUND PERFORMANCE
Royce Capital Fund–Small-Cap Portfolio advanced 21.0% in 2016, very narrowly trailing its small-cap benchmark, the Russell 2000 Index, which was up 21.3% for the same period. While we were satisfied with the Fund’s absolute showing, relative results were disappointing, even by such a thin margin. We were, however, pleased to see the Fund’s contrarian approach do better than the benchmark in both the bearish first quarter and the down month of October. In addition, we were happy to see value recapture leadership from growth in 2016 and to see cyclical stocks beat their defensive counterparts, both of which could bode well for the Fund and active small-cap management.
The Fund gained 3.0% in the first half of 2016, ahead of the 2.2% increase for the Russell 2000 during the same period. The third quarter, though good for small-caps as a whole, was volatile at times and ultimately better for growth stocks. The Fund trailed its benchmark in this environment, up 4.1% versus 9.0%. This period wound up sealing the Fund’s slight relative disadvantage for the year. During the fourth quarter, the Fund outpaced the small-cap index, increasing 12.8% compared to 8.8% for the Russell 2000. Looking at longer-term periods, the Fund outperformed its benchmark for the 15-, 20-year, and since inception (12/27/96) periods ended December 31, 2016. Small-Cap Portfolio’s average annual total return since inception was 11.0%.

WHAT WORKED...AND WHAT DIDN’T
Net gains came from seven of the portfolio’s nine equity sectors in 2016. Three sectors—Industrials, Financials, and Information Technology—made outsized contributions to 2016’s results while Health Care had a small net loss and Utilities were basically flat. The top-contributing industries were electronic equipment, instruments & components (Information Technology), and two from Financials, banks and thrifts & mortgage finance. The specialty retail group (Consumer Discretionary) detracted most by a wide margin, followed by modest net losses for health care providers & services (Health Care) and chemicals (Materials).
Saia provides less-than-truckload (relatively small freight) services throughout the U.S. Coming into 2016, the firm had many underpriced routes and was moving to eliminate those that did not make economic sense. Operating results improved more or less steadily throughout 2016 as its industry began to recover, and we trimmed our stake as its shares climbed. Top-10 position Spirit Airlines is a very low-cost carrier with newer management. This team took effective advantage of rising fares and was thoughtful about new routes, both of which allowed the stock to take off in 2016. TrustCo Bank Corp. NY operates what we think is a terrific home mortgage business and also boasts an attractive yield. The steepening yield curve and rising interest rates spurred its shares in 2016. We reduced our stake in the second half of the year, though it was a top-10 holding at the end of December.

Apparel retailer Express detracted most at the position level and sat high at the top of a list of struggling retailers in the portfolio. We sold the last of our shares in August based on what we thought was an extended period of poor execution. We chose to hold our shares of The Buckle, an apparel retailer that remains profitable and in our view well-managed even as its business has had to cope with declining mall traffic and pinched margins, the latter caused by a shift to lower price points for its merchandise. Fitbit, makers of the wrist device that tracks health data, saw its shares fall thanks to slow growth, some analyst downgrades, and manufacturing problems for one of its two new products. Although we like its cash-rich balance sheet, we sold our shares early in 2017.

Relative performance was hurt in 2016 primarily by poor stock selection in Consumer Discretionary, though our overweight in the sector was also a factor. The specialty and multiline retail industries were the primary trouble spots. An underweight in Materials also detracted from relative results, as did ineffective stock picks in Energy. Helping performance versus the benchmark was an underweight in Health Care, the only Russell 2000 sector to finish 2016 with a loss. In addition, stock selection gave the portfolio a sizable relative advantage in Information Technology and was also a factor in Consumer Staples and Financials, albeit to a lesser extent. In Industrials, the Fund was helped mostly by our overweight in the sector, though stock picks contributed to relative results as well.

Top Contributors to Performance For 2016 (%)[1]

Saia	1.53

Spirit Airlines	1.19

TrustCo Bank Corp. NY	1.14

Genworth MI Canada	1.08

Reinsurance Group of America	1.06

[1] Includes dividends

Top Detractors from Performance For 2016 (%)[2]

Express	-1.37

Fitbit Cl. A	-0.65

Buckle (The)	-0.45

TESSCO Technologies	-0.43

STRATTEC SECURITY	-0.34

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
As 2016 drew to a close, we were working to high-grade the portfolio. While many holdings looked pretty richly priced, we have generally been hanging on to those that show a combination of high quality and strong fundamentals. We have also been selling, or significantly trimming, those that looked even more richly priced and/or have more business risk than we are willing to live with at their current valuation. Given our contrarian approach, it has been hard to find exciting new ideas because most of the cheap stocks we have been investigating have turned out to be priced that way for very good reasons—they look like classic value traps. Patience is therefore key right now. We expect interesting buying opportunities to materialize when some of the current widespread optimism dissipates, and we are prepared to wait. If we do get a correction, we will act opportunistically, consistent with what we have always done when the market trends down.

8 | Royce Capital Fund 2016 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RCPFX RCSSX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/16
	JUL-DEC 2016[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/27/96)

RCS	17.47	20.96	3.27	10.80	6.49	8.86	10.93	10.98

Annual Operating Expenses: 1.06%

[1] Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
20 Years Through 12/31/16

On a monthly rolling basis, the Fund outperformed the Russell 2000 in 83% of all 10-year periods; 74% of all 5-year periods; and 54% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	101/121	83%	10.0	6.9

5-year	134/181	74%	10.9	7.6

1-year	123/229	54%	11.8	9.2

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style BoxTM with the center 75% of fund holdings plotted as the Morningstar Ownership ZoneTM. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 26 for additional information.

Value of $10,000
Invested on 12/27/96 as of 12/31/16 ($)

Includes reinvestment of distributions.

Top 10 Positions
% of Net Assets

Genworth MI Canada	3.0

American Eagle Outfitters	3.0

Moelis & Company Cl. A	3.0

Korn/Ferry International	3.0

PC Connection	3.0

Vishay Intertechnology	3.0

DSW Cl. A	3.0

TrustCo Bank Corp. NY	2.6

Spirit Airlines	2.6

Miller Industries	2.6

Portfolio Sector Breakdown
% of Net Assets

Consumer Discretionary	27.6

Industrials	21.1

Financials	19.6

Information Technology	12.0

Energy	3.5

Consumer Staples	1.8

Health Care	1.5

Miscellaneous	0.8

Cash and Cash Equivalents	12.1

Calendar Year Total Returns (%)

YEAR	RCS

2016	21.0

2015	-11.8

2014	3.2

2013	34.8

2012	12.5

2011	-3.3

2010	20.5

2009	35.2

2008	-27.2

2007	-2.1

2006	15.6

2005	8.6

2004	25.0

2003	41.1

2002	-13.8

Upside/Downside Capture Ratios
Periods Ended 12/31/16 (%)
	UPSIDE	DOWNSIDE

10-Year	83	80

From 12/31/96 (Start of Fund’s First Full Quarter)	95	75

Portfolio Diagnostics

Fund Net Assets	$516 million

Number of Holdings	69

Turnover Rate	78%

Average Market Capitalization[1]	$1,170 million

Weighted Average P/E Ratio[2,3]	16.6x

Weighted Average P/B Ratio[2]	1.9x

Active Share[4]	98%

U.S. Investments (% of Net Assets)	84.9%

Non-U.S. Investments (% of Net Assets)	3.0%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 12/31/16).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. Returns as of the most recent month-end may be obtained at www.roycefunds.com. All performance and risk information reflects the result of the Investment Class (its oldest class). Shares of RCS’s Service Class bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2016. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

Royce Capital Fund 2016 Annual Report to Shareholders | 9

Schedules of Investments

Royce Capital Fund - Micro-Cap Portfolio
Common Stocks – 89.2%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 13.1%
AUTO COMPONENTS - 3.8%
Fox Factory Holding [1]	56,000	$1,554,000
LCI Industries	11,879	1,279,962
Standard Motor Products	27,000	1,436,940
Stoneridge [1]	72,500	1,282,525
Superior Industries International	48,300	1,272,705
Unique Fabricating	86,200	1,258,520

		8,084,652

DISTRIBUTORS - 0.3%
Fenix Parts [1]	232,500	655,650

DIVERSIFIED CONSUMER SERVICES - 0.7%
Capella Education	16,672	1,463,802

HOUSEHOLD DURABLES - 0.6%
Cavco Industries [1]	13,004	1,298,449

LEISURE PRODUCTS - 1.1%
American Outdoor Brands [1,2]	41,200	868,496
MCBC Holdings	103,017	1,501,988

		2,370,484

MEDIA - 0.6%
New Media Investment Group	80,500	1,287,195

SPECIALTY RETAIL - 4.8%
Buckle (The)	33,925	773,490
Build-A-Bear Workshop [1]	99,400	1,366,750
Cato Corporation (The) Cl. A	27,200	818,176
Citi Trends	88,286	1,663,308
†Haverty Furniture	59,700	1,414,890
Kirkland’s [1]	99,180	1,538,282
Shoe Carnival	51,100	1,378,678
Stein Mart	239,178	1,310,696

		10,264,270

TEXTILES, APPAREL & LUXURY GOODS - 1.2%
Culp	32,549	1,209,195
Vera Bradley [1]	106,200	1,244,664

		2,453,859

Total (Cost $19,185,776)		27,878,361

CONSUMER STAPLES – 0.8%
FOOD PRODUCTS - 0.8%
†John B. Sanfilippo & Son	17,300	1,217,747
Waterloo Investment Holdings [1,3]	1,303,907	391,172

Total (Cost $1,679,364)		1,608,919

ENERGY – 5.7%
ENERGY EQUIPMENT & SERVICES - 4.4%
Gulf Island Fabrication	116,834	1,390,324
†Independence Contract Drilling [1]	162,500	1,088,750
Natural Gas Services Group [1]	47,000	1,511,050
Newpark Resources [1]	190,400	1,428,000
Profire Energy [1]	816,729	1,127,086
Tesco Corporation [1]	173,580	1,432,035
Total Energy Services	135,700	1,473,583

		9,450,828

OIL, GAS & CONSUMABLE FUELS - 1.3%
Ardmore Shipping	219,000	1,620,600
Panhandle Oil and Gas Cl. A	44,800	1,055,040

		2,675,640

Total (Cost $10,970,608)		12,126,468

FINANCIALS – 11.5%
BANKS - 3.1%
Blue Hills Bancorp	64,800	1,215,000
†Brookline Bancorp	75,400	1,236,560
Caribbean Investment Holdings [1]	1,751,577	205,071
County Bancorp	45,600	1,229,832
Park Sterling	143,700	1,550,523
TriState Capital Holdings [1]	49,372	1,091,121

		6,528,107

CAPITAL MARKETS - 3.8%
†Canaccord Genuity Group [1]	373,800	1,327,990
FBR & Co.	54,375	706,875
GAIN Capital Holdings	181,000	1,190,980
Gluskin Sheff + Associates	103,700	1,346,984
Newtek Business Services	67,616	1,075,094
Silvercrest Asset Management Group Cl. A	109,100	1,434,665
Westwood Holdings Group	17,427	1,045,446

		8,128,034

INSURANCE - 1.1%
Atlas Financial Holdings [1]	85,300	1,539,665
Blue Capital Reinsurance Holdings	45,392	837,483

		2,377,148

THRIFTS & MORTGAGE FINANCE - 3.5%
Beneficial Bancorp	70,940	1,305,296
Clifton Bancorp	84,900	1,436,508
†Federal Agricultural Mortgage	19,600	1,122,492
HomeStreet [1]	32,900	1,039,640
Meridian Bancorp	68,600	1,296,540
Western New England Bancorp	124,354	1,162,710

		7,363,186

Total (Cost $22,429,059)		24,396,475

HEALTH CARE – 7.3%
BIOTECHNOLOGY - 2.1%
BioSpecifics Technologies [1]	20,900	1,164,130
Dynavax Technologies [1,2]	47,500	187,625
Progenics Pharmaceuticals [1]	168,100	1,452,384
Zealand Pharma [1,2]	111,958	1,685,712

		4,489,851

HEALTH CARE EQUIPMENT & SUPPLIES - 2.5%
AtriCure [1]	68,900	1,348,373
CryoLife [1]	78,189	1,497,320
Novadaq Technologies [1,2]	85,579	606,755
Orthofix International [1]	25,500	922,590
Surmodics [1]	33,378	847,801

		5,222,839

HEALTH CARE PROVIDERS & SERVICES - 0.8%
Landauer	19,100	918,710
Nobilis Health [1]	398,500	836,850

		1,755,560

LIFE SCIENCES TOOLS & SERVICES - 0.6%
Harvard Bioscience [1]	422,568	1,288,832

PHARMACEUTICALS - 1.3%
Agile Therapeutics [1]	108,700	619,590
BioDelivery Sciences International [1]	151,500	265,125
†Corium International [1,2]	79,000	320,740
Intersect ENT [1]	54,500	659,450
Lipocine [1,2]	221,300	814,384

10 | Royce Capital Fund 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2016

Royce Capital Fund - Micro-Cap Portfolio (continued)
	SHARES	VALUE

HEALTH CARE (continued)
PHARMACEUTICALS (continued)
Synergetics USA (Rights) [1,3]	246,900	$46,911

		2,726,200

Total (Cost $15,905,092)		15,483,282

INDUSTRIALS – 20.2%
AEROSPACE & DEFENSE - 1.4%
†Astronics Corporation [1]	34,800	1,177,632
†Astronics Corporation Cl. B [1,4]	4,545	152,939
CPI Aerostructures [1]	167,244	1,547,007

		2,877,578

COMMERCIAL SERVICES & SUPPLIES - 1.8%
Heritage-Crystal Clean [1]	68,234	1,071,274
Hudson Technologies [1]	189,300	1,516,293
Viad Corporation	27,200	1,199,520

		3,787,087

CONSTRUCTION & ENGINEERING - 0.7%
Northwest Pipe [1]	86,000	1,480,920

ELECTRICAL EQUIPMENT - 1.6%
†Encore Wire	25,300	1,096,755
LSI Industries	158,613	1,544,891
†Revolution Lighting Technologies [1]	152,500	838,750

		3,480,396

INDUSTRIAL CONGLOMERATES - 0.7%
Raven Industries	59,100	1,489,320

MACHINERY - 8.5%
†Alimak Group	107,400	1,522,906
CIRCOR International	22,600	1,466,288
†Columbus McKinnon	24,200	654,368
FreightCar America	66,091	986,739
†Global Brass and Copper Holdings	49,600	1,701,280
Graham Corporation	66,720	1,477,848
†Greenbrier Companies (The)	29,900	1,242,345
Kadant	20,431	1,250,377
†Kornit Digital [1]	101,300	1,281,445
Lindsay Corporation	16,900	1,260,909
Lydall [1]	23,400	1,447,290
RBC Bearings [1]	13,922	1,292,101
Sun Hydraulics	35,900	1,434,923
Tennant Company	14,900	1,060,880

		18,079,699

MARINE - 0.8%
Clarkson	60,800	1,628,085

PROFESSIONAL SERVICES - 4.1%
CRA International	30,206	1,105,540
GP Strategies [1]	53,608	1,533,189
Heidrick & Struggles International	58,600	1,415,190
Kforce	65,400	1,510,740
Navigant Consulting [1]	57,000	1,492,260
Resources Connection	81,754	1,573,764

		8,630,683

ROAD & RAIL - 0.6%
Marten Transport	57,585	1,341,731

Total (Cost $29,250,298)		42,795,499

INFORMATION TECHNOLOGY – 20.2%
COMMUNICATIONS EQUIPMENT - 0.6%
†EMCORE Corporation	131,400	1,143,180

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 7.3%
CUI Global [1]	198,962	1,378,807
ePlus [1]	19,196	2,211,379
Fabrinet [1]	32,069	1,292,381
Mesa Laboratories	7,500	920,625
Neonode [1,2]	798,343	1,468,951
Netlist [1,2]	423,500	431,970
Novanta [1]	60,600	1,272,600
Orbotech [1]	51,200	1,710,592
PC Connection	70,200	1,971,918
Rogers Corporation [1]	15,400	1,182,874
Vishay Precision Group [1]	90,000	1,701,000

		15,543,097

INTERNET SOFTWARE & SERVICES - 1.4%
Intralinks Holdings [1]	111,000	1,500,720
QuinStreet [1]	405,300	1,523,928

		3,024,648

IT SERVICES - 1.1%
Cass Information Systems	20,600	1,515,542
Computer Task Group	185,542	781,132

		2,296,674

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.5%
Brooks Automation	85,700	1,462,899
Nanometrics [1]	60,600	1,518,636
NeoPhotonics Corporation [1]	120,300	1,300,443
PDF Solutions [1]	54,400	1,226,720
Photronics [1]	174,200	1,968,460
Rudolph Technologies [1]	65,893	1,538,601
Sigma Designs [1]	93,700	562,200
Silicon Motion Technology ADR	32,200	1,367,856
Ultra Clean Holdings [1]	146,400	1,420,080
Xcerra Corporation [1]	181,400	1,385,896

		13,751,791

SOFTWARE - 2.7%
Attunity [1]	126,700	760,200
Computer Modelling Group	123,100	835,244
QAD Cl. A	52,700	1,602,080
Rubicon Project [1]	155,400	1,153,068
SeaChange International [1]	293,700	675,510
Zix Corporation [1]	151,700	749,398

		5,775,500

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.6%
Super Micro Computer [1]	45,511	1,276,584

Total (Cost $36,414,912)		42,811,474

MATERIALS – 3.5%
CHEMICALS - 2.5%
BioAmber [1,2]	214,979	1,182,384
FutureFuel Corporation	84,400	1,173,160
Quaker Chemical	11,188	1,431,393
Trecora Resources [1]	116,700	1,616,295

		5,403,232

METALS & MINING - 1.0%
Haynes International	21,570	927,294
McEwen Mining	179,996	523,789
Richmont Mines [1]	98,700	641,550

		2,092,633

Total (Cost $5,909,556)		7,495,865

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	Royce Capital Fund 2016 Annual Report to Shareholders | 11

Schedules of Investments

Royce Capital Fund - Micro-Cap Portfolio (continued)

	SHARES	VALUE

REAL ESTATE – 1.6%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.6%
AV Homes [1]	105,700	$1,670,060
FRP Holdings [1]	10,640	401,128
†Marcus & Millichap [1]	47,500	1,269,200

Total (Cost $2,630,132)		3,340,388

TELECOMMUNICATION SERVICES – 0.5%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
ORBCOMM [1]	134,600	1,113,142

Total (Cost $882,524)		1,113,142

MISCELLANEOUS[5] – 4.8%

Total (Cost $8,890,257)		10,098,152

TOTAL COMMON STOCKS

(Cost $154,147,578)		189,148,025

REPURCHASE AGREEMENT – 11.0%
Fixed Income Clearing Corporation, 0.03% dated 12/30/16, due 1/3/17, maturity value
$23,277,078 (collateralized by obligations of various U.S. Government Agencies, 2.25%
due 11/15/24, valued at $23,746,264)

(Cost $23,277,000)		23,277,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 2.3%
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.3947%)

(Cost $5,025,964)		5,025,964

TOTAL INVESTMENTS – 102.5%

(Cost $182,450,542)		217,450,989

LIABILITIES LESS CASH AND OTHER ASSETS – (2.5)%		(5,331,610)

NET ASSETS – 100.0%		$212,119,379

Royce Capital Fund - Small-Cap Portfolio
Common Stocks – 87.9%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 27.6%
AUTO COMPONENTS - 3.1%
Gentex Corporation	672,528	$13,242,076
STRATTEC SECURITY	73,040	2,943,512

		16,185,588

AUTOMOBILES - 0.5%
Thor Industries	27,800	2,781,390

HOUSEHOLD DURABLES - 0.8%
Flexsteel Industries	69,596	4,291,986

MEDIA - 2.0%
Saga Communications Cl. A	199,667	10,043,250

MULTILINE RETAIL - 1.6%
Dillard’s Cl. A	128,399	8,049,333

SPECIALTY RETAIL - 16.9%
American Eagle Outfitters	1,016,465	15,419,774
Buckle (The)	430,854	9,823,471
Cato Corporation (The) Cl. A	323,134	9,719,871
DSW Cl. A	674,822	15,284,718
Genesco [1]	111,659	6,934,024
†Hibbett Sports [1,2]	267,598	9,981,406
†Kirkland’s [1]	405,257	6,285,536
Shoe Carnival	431,950	11,654,011
Stein Mart	356,061	1,951,214

		87,054,025

TEXTILES, APPAREL & LUXURY GOODS - 2.7%
Deckers Outdoor [1]	89,466	4,955,521
Movado Group	197,813	5,687,124
Steven Madden [1]	84,761	3,030,206

		13,672,851

Total (Cost $137,140,223)		142,078,423

CONSUMER STAPLES – 1.8%
FOOD & STAPLES RETAILING - 1.8%
Village Super Market Cl. A	300,326	9,280,073

Total (Cost $8,807,053)		9,280,073

ENERGY – 3.5%
ENERGY EQUIPMENT & SERVICES - 3.5%
Helmerich & Payne	40,000	3,096,000
Matrix Service [1]	532,092	12,078,488
Unit Corporation [1]	114,331	3,072,074

Total (Cost $13,529,139)		18,246,562

FINANCIALS – 19.6%
BANKS - 6.7%
Ames National	174,492	5,758,236
Camden National	198,706	8,832,482
City Holding Company	82,694	5,590,115
CNB Financial	137,389	3,673,782
Codorus Valley Bancorp	11,774	336,736
†MidWestOne Financial Group	126,782	4,767,003
National Bankshares	68,080	2,958,076
Northrim BanCorp	88,100	2,783,960

		34,700,390

CAPITAL MARKETS - 5.0%
Federated Investors Cl. B	205,497	5,811,455
†Houlihan Lokey Cl. A	154,008	4,792,729
Moelis & Company Cl. A	453,535	15,374,837

		25,979,021

12 | Royce Capital Fund 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2016

Royce Capital Fund - Small-Cap Portfolio (continued)

	SHARES	VALUE

FINANCIALS (continued)
INSURANCE - 2.2%
Reinsurance Group of America	90,200	$11,349,866

THRIFTS & MORTGAGE FINANCE - 5.7%
Genworth MI Canada	619,850	15,539,531
Southern Missouri Bancorp	5,391	190,733
TrustCo Bank Corp. NY	1,550,612	13,567,855

		29,298,119

Total (Cost $69,312,084)		101,327,396

HEALTH CARE – 1.5%
HEALTH CARE PROVIDERS & SERVICES - 1.5%
Aceto Corporation	296,867	6,522,168
Ensign Group (The)	64,499	1,432,523

Total (Cost $8,193,546)		7,954,691

INDUSTRIALS – 21.1%
AIRLINES - 2.6%
†Spirit Airlines [1]	232,053	13,426,587

BUILDING PRODUCTS - 3.9%
American Woodmark [1]	136,652	10,283,063
†Apogee Enterprises	185,571	9,939,183

		20,222,246

COMMERCIAL SERVICES & SUPPLIES - 0.7%
†Kimball International Cl. B	209,159	3,672,832

CONSTRUCTION & ENGINEERING - 1.5%
†Comfort Systems USA	210,064	6,995,131
MYR Group [1]	24,519	923,876

		7,919,007

MACHINERY - 4.0%
Alamo Group	49,242	3,747,316
Federal Signal	210,045	3,278,802
Miller Industries	503,935	13,329,081

		20,355,199

PROFESSIONAL SERVICES - 6.8%
Heidrick & Struggles International	67,107	1,620,634
Korn/Ferry International	521,630	15,351,571
†Robert Half International	178,400	8,702,352
TrueBlue [1]	384,684	9,482,461

		35,157,018

ROAD & RAIL - 1.6%
†Old Dominion Freight Line [1]	4,704	403,556
Saia [1]	131,615	5,810,802
Werner Enterprises	63,461	1,710,274

		7,924,632

Total (Cost $85,687,296)		108,677,521

INFORMATION TECHNOLOGY – 12.0%
COMMUNICATIONS EQUIPMENT - 0.4%
TESSCO Technologies	146,825	1,908,725

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 10.2%
Benchmark Electronics [1]	246,282	7,511,601
†Fitbit Cl. A [1,2]	373,100	2,731,092
†Methode Electronics	212,066	8,768,929
PC Connection	546,444	15,349,612
ScanSource [1]	77,919	3,144,032
Vishay Intertechnology	945,399	15,315,464

		52,820,730

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.5%
MKS Instruments	45,691	2,714,045

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.9%
Super Micro Computer [1]	159,930	4,486,037

Total (Cost $53,187,815)		61,929,537

MISCELLANEOUS[5] – 0.8%

Total (Cost $3,598,513)		4,040,690

TOTAL COMMON STOCKS

(Cost $379,455,669)		453,534,893

REPURCHASE AGREEMENT – 12.7%
Fixed Income Clearing Corporation, 0.03% dated 12/30/16, due 1/3/17, maturity value
$65,357,218 (collateralized by obligations of various U.S. Government Agencies, 1.625%-
2.125% due 11/15/22-1/31/23, valued at $66,668,088)

(Cost $65,357,000)		65,357,000

	PRINCIPAL
	AMOUNT

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.6%
U.S. Treasury Bills
due 1/12/17-4/20/17	$227,294	227,291
U.S. Treasury Bonds
0.75%-8.125%
due 8/15/19-5/15/46	1,582,316	1,590,900
U.S. Treasury Notes
0.125%-3.625%
due 4/15/17-7/15/26	6,240,177	6,255,722
U.S. Treasury Notes - Floating Rate
due 7/31/17	98,654	98,652
Money Market Funds
Federated Government Obligations Fund (7 day yield-0.3947%)		73,865

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $8,246,430)		8,246,430

TOTAL INVESTMENTS – 102.2%

(Cost $453,059,099)		527,138,323

LIABILITIES LESS CASH AND OTHER ASSETS – (2.2)%		(11,449,462)

NET ASSETS – 100.0%		$515,688,861

†	New additions in 2016.
[1]	Non-income producing.
[2]	All or a portion of these securities were on loan at December 31, 2016.
[3]
Securities for which market quotations are not readily available represent 0.2% of net assets for Royce Micro-Cap Portfolio. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[4]	This security is defined as a Level 2 security due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]	Includes securities first acquired in 2016 and less than 1% of net assets.

Bold indicates a Fund’s 20 largest equity holdings in terms of December 31, 2016, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	Royce Capital Fund 2016 Annual Report to Shareholders | 13

Statements of Assets and Liabilities	December 31, 2016

	Micro-Cap	Small-Cap
	Portfolio	Portfolio

ASSETS:
Investments at value (including collateral on loaned securities)	$194,173,989	$461,781,323

Repurchase agreements (at cost and value)	23,277,000	65,357,000

Cash and foreign currency	714	557

Receivable for investments sold	114,729	2,580,888

Receivable for capital shares sold	31,393	51,244

Receivable for dividends and interest	372,522	1,101,790

Prepaid expenses and other assets	1,697	2,796

Total Assets	217,972,044	530,875,598

LIABILITIES:
Payable for collateral on loaned securities	5,025,964	8,246,430

Payable for investments purchased	322,704	6,115,590

Payable for capital shares redeemed	177,362	222,132

Payable for investment advisory fees	225,793	433,874

Payable for trustees’ fees	12,677	20,144

Accrued expenses	88,165	148,567

Total Liabilities	5,852,665	15,186,737

Net Assets	$212,119,379	$515,688,861

ANALYSIS OF NET ASSETS:
Paid-in capital	$155,933,067	$442,893,728

Undistributed net investment income (loss)	916,545	4,121,602

Accumulated net realized gain (loss) on investments and foreign currency	20,281,286	(5,405,610)

Net unrealized appreciation (depreciation) on investments and foreign currency	34,988,481	74,079,141

Net Assets	$212,119,379	$515,688,861

Investment Class	$177,443,739	$248,243,728

Service Class	34,675,640	267,445,133

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	15,978,644	29,526,326

Service Class	3,173,252	32,599,456

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
(offering and redemption price per share)

Investment Class	$11.11	$8.41

Service Class	10.93	8.20

Investments at identified cost	$159,173,542	$387,702,099

Market value of loaned securities	4,751,786	8,032,629

14 | Royce Capital Fund 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Micro-Cap Portfolio		Small-Cap Portfolio
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15

INVESTMENT OPERATIONS:
Net investment income (loss)	$15,522	$1,141,836	$4,124,873	$8,163,381

Net realized gain (loss) on investments and foreign currency	32,162,000	(8,459,715)	(4,803,979)	84,701,438

Net change in unrealized appreciation (depreciation) on investments and foreign
currency	13,570,877	(52,144,433)	78,278,510	(176,739,507)

Net increase (decrease) in net assets from investment operations	45,748,399	(59,462,312)	77,599,404	(83,874,688)

DISTRIBUTIONS:
Net investment income
Investment Class	(1,144,126)	–	(4,086,843)	(2,901,869)

Service Class	(167,235)	–	(4,042,053)	(531,216)

Net realized gain on investments and foreign currency
Investment Class	–	(22,732,913)	(40,400,378)	(83,492,081)

Service Class	–	(1,477,528)	(44,252,113)	(30,905,513)

Total distributions	(1,311,361)	(24,210,441)	(92,781,387)	(117,830,679)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold

Investment Class	18,187,205	23,057,875	42,916,854	58,598,873

Service Class	18,094,042	21,743,323	288,890,285	108,464,616

Distributions reinvested

Investment Class	1,144,126	22,732,913	44,487,221	86,393,950

Service Class	167,235	1,477,528	48,294,166	31,436,729

Value of shares redeemed

Investment Class	(251,709,844)	(83,133,268)	(205,107,623)	(219,205,561)

Service Class	(12,119,604)	(21,081,964)	(173,153,015)	(174,837,530)

Net increase (decrease) in net assets from capital share transactions	(226,236,840)	(35,203,593)	46,327,888	(109,148,923)

Net Increase (Decrease) in Net Assets	(181,799,802)	(118,876,346)	31,145,905	(310,854,290)

NET ASSETS:

Beginning of year	393,919,181	512,795,527	484,542,956	795,397,246

End of year	$212,119,379	$393,919,181	$515,688,861	$484,542,956

Undistributed Net Investment Income (Loss) at End of Year	$916,545	$1,115,036	$4,121,602	$8,128,623

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	Royce Capital Fund 2016 Annual Report to Shareholders | 15

Statements of Operations	Year Ended December 31, 2016

	Micro-Cap Portfolio	Small-Cap Portfolio

INVESTMENT INCOME:
INCOME:
Dividends

Non-Affiliated Companies	$4,059,229	$9,781,503

Affiliated Companies	–	400,066

Foreign withholding tax	(28,876)	(122,692)

Interest	9,834	11,041

Securities lending	258,397	42,409

Total income	4,298,584	10,112,327

EXPENSES:
Investment advisory fees	3,874,441	5,054,538

Distribution fees	65,127	476,302

Administrative and office facilities	91,384	129,112

Shareholder reports	83,790	104,443

Trustees’ fees	54,119	77,344

Custody	46,250	60,946

Audit	44,436	30,582

Shareholder servicing	13,618	13,427

Legal	7,344	10,263

Other expenses	20,506	30,509

Total expenses	4,301,015	5,987,466

Compensating balance credits	(292)	(12)

Expenses reimbursed by investment adviser	(17,661)	–

Net expenses	4,283,062	5,987,454

Net investment income (loss)	15,522	4,124,873

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	32,180,530	(5,114,266)

Investments in Affiliated Companies	–	313,020

Foreign currency transactions	(18,530)	(2,733)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments and foreign currency translations	13,567,718	78,278,592

Other assets and liabilities denominated in foreign currency	3,159	(82)

Net realized and unrealized gain (loss) on investments and foreign currency	45,732,877	73,474,531

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$45,748,399	$77,599,404

16 | Royce Capital Fund 2016 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets			Ratio of Net

			Net Realized and		Distributions	Distributions from								Investment
	Net Asset Value,		Unrealized Gain (Loss)	Total from	from Net	Net Realized Gain on		Net Asset		Net Assets,	Prior to Fee			Income (Loss) to
	Beginning of	Net Investment	on Investments and	Investment	Investment	Investments and	Total	Value, End of		End of Period	Waivers and	Prior to Fee	Net of Fee	Average Net	Portfolio
	Period	Income (Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Period	Total Return	(in thousands)	Balance Credits	Waivers	Waivers	Assets	Turnover Rate

Micro-Cap Portfolio–Investment Class
2016	$9.34	$0.03	$1.81	$1.84	$(0.07)	$–	$(0.07)	$11.11	19.71%	$177,444	1.36%	1.36%	1.36%	0.02%	57%

2015	11.37	0.03	(1.45)	(1.42)	–	(0.61)	(0.61)	9.34	(12.46)	369,991	1.32	1.32	1.32	0.27	51

2014	12.83	(0.04)	(0.44)	(0.48)	–	(0.98)	(0.98)	11.37	(3.58)	485,434	1.30	1.30	1.30	(0.32)	25

2013	10.95	(0.04)	2.32	2.28	(0.06)	(0.34)	(0.40)	12.83	20.99	572,666	1.32	1.32	1.32	(0.36)	30

2012	10.41	0.04	0.74	0.78	–	(0.24)	(0.24)	10.95	7.60	543,516	1.33	1.33	1.33	0.39	21

Micro-Cap Portfolio–Service Class
2016	$9.20	$(0.02)	$1.80	$1.78	$(0.05)	$–	$(0.05)	$10.93	19.37%	$34,675	1.65%	1.65%	1.58%	(0.15)%	57%

2015	11.23	0.00	(1.42)	(1.42)	–	(0.61)	(0.61)	9.20	(12.61)	23,928	1.60	1.60	1.56	0.01	51

2014	12.72	(0.07)	(0.44)	(0.51)	–	(0.98)	(0.98)	11.23	(3.84)	27,362	1.57	1.57	1.57	(0.60)	25

2013	10.87	(0.07)	2.30	2.23	(0.04)	(0.34)	(0.38)	12.72	20.65	40,753	1.60	1.60	1.58	(0.62)	30

2012	10.35	0.03	0.73	0.76	–	(0.24)	(0.24)	10.87	7.45	36,764	1.59	1.59	1.55	0.27	21

Small-Cap Portfolio–Investment Class
2016	$8.43	$0.13	$1.66	$1.79	$(0.17)	$(1.64)	$(1.81)	$8.41	20.96%	$248,244	1.09%	1.09%	1.09%	0.89%	78%

2015	12.65	0.17	(1.66)	(1.49)	(0.09)	(2.64)	(2.73)	8.43	(11.80)	356,258	1.06	1.06	1.06	1.26	59

2014	13.92	0.06	0.35	0.41	(0.02)	(1.66)	(1.68)	12.65	3.24	577,222	1.05	1.05	1.05	0.44	36

2013	11.03	0.03	3.75	3.78	(0.14)	(0.75)	(0.89)	13.92	34.75	736,917	1.05	1.05	1.05	0.13	43

2012	10.07	0.15	1.10	1.25	(0.01)	(0.28)	(0.29)	11.03	12.50	623,830	1.06	1.06	1.06	1.37	62

Small-Cap Portfolio–Service Class
2016	$8.27	$0.03	$1.69	$1.72	$(0.15)	$(1.64)	$(1.79)	$8.20	20.53%	$267,445	1.34%	1.34%	1.34%	0.69%	78%

2015	12.44	0.13	(1.62)	(1.49)	(0.04)	(2.64)	(2.68)	8.27	(11.97)	128,285	1.31	1.31	1.31	1.00	59

2014	13.74	0.03	0.33	0.36	–	(1.66)	(1.66)	12.44	2.92	218,175	1.30	1.30	1.30	0.21	36

2013	10.91	(0.02)	3.73	3.71	(0.13)	(0.75)	(0.88)	13.74	34.44	232,189	1.31	1.31	1.31	(0.12)	43

2012	9.98	0.15	1.06	1.21	(0.00)	(0.28)	(0.28)	10.91	12.22	148,613	1.31	1.31	1.30	1.41	62

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	Royce Capital Fund 2016 Annual Report to Shareholders | 17

Notes to Financial Statements

Summary of Significant Accounting Policies:
Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (the “Fund” or “Funds”) are the two series of Royce Capital Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996.

Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

VALUATION OF INVESTMENTS:
Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.

Level 3	–
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2016. For a detailed breakout of common stocks by sector classification, please refer to the Schedules of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Micro-Cap Portfolio
Common Stocks	$183,720,299	$4,989,643	$438,083	$189,148,025

Cash Equivalents	5,025,964	23,277,000	–	28,302,964

18 | Royce Capital Fund 2016 Annual Report to Shareholders

VALUATION OF INVESTMENTS (continued):
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Small-Cap Portfolio
Common Stocks	$453,534,893	$–	$–	$453,534,893

Cash Equivalents	8,246,430	65,357,000	–	73,603,430

Level 3 Reconciliation:
	BALANCE AS OF 12/31/15	PURCHASES	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 12/31/16

Micro-Cap Portfolio

Common Stocks	$412,005	$–	$26,078	$438,083

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT				IMPACT TO VALUATION FROM
	12/31/16	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	AN INCREASE IN INPUT[1]

Micro-Cap Portfolio

Common Stocks	$438,083	Discounted Present Value Balance Sheet Analysis	Liquidity Discount	30%-40%	Decrease

[1]	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:
The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities. The remaining contractual maturities of repurchase agreements held by the Funds at December 31, 2016 are overnight and continuous.

FOREIGN CURRENCY:
Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

SECURITIES LENDING:
The Funds loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. Loaned securities generally do not have stated maturity dates, and the Funds may recall a security at any time. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.

Royce Capital Fund 2016 Annual Report to Shareholders | 19

Notes to Financial Statements (continued)

SECURITIES LENDING (continued):

The following table presents by financial instrument, each Fund’s assets and liabilities net of related collateral held by each Fund at December 31, 2016:

	GROSS AMOUNT OF ASSETS AND
	LIABILITIES IN THE STATEMENTS OF
	ASSETS AND LIABILITIES[1]	SECURITIES ON LOAN	NET AMOUNT

Micro-Cap Portfolio

Collateral on Loaned Securities/Securities on Loan	$5,025,964	$(4,751,786)	$274,178

Small-Cap Portfolio

Collateral on Loaned Securities/Securities on Loan	8,246,430	(8,032,629)	213,801

[1] Absent an event of default, assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

DISTRIBUTIONS AND TAXES:
As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

The Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce & Associates (“Royce”) under an administration agreement and are included in administrative and office facilities and legal expenses. The Trust has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:
The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

LINE OF CREDIT:
The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This revolving Credit Agreement expires on October 13, 2017. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate or One-Month LIBOR rate. The Funds did not utilize the line of credit during the year ended December 31, 2016.

Capital Share Transactions (in shares):
	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) IN SHARES OUTSTANDING

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15

Micro-Cap Portfolio
Investment Class	1,865,202	2,193,270	102,982	2,452,310	(25,588,782)	(7,730,897)	(23,620,598)	(3,085,317)

Service Class	1,916,338	1,948,437	15,286	161,832	(1,359,972)	(1,944,861)	571,652	165,408

Small-Cap Portfolio
Investment Class	4,875,970	4,944,917	5,233,791	10,248,393	(22,853,406)	(18,553,322)	(12,743,645)	(3,360,012)

Service Class	31,834,198	8,803,822	5,818,574	3,801,297	(20,571,720)	(14,618,708)	17,081,052	(2,013,589)

20 | Royce Capital Fund 2016 Annual Report to Shareholders

Investment Adviser and Distributor:

INVESTMENT ADVISER:
Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly, at an annual rate of 1.25% and 1.00% of the average net assets of Micro-Cap Portfolio and Small-Cap Portfolio, respectively. Royce has contractually committed to waive fees and/or reimburse class-specific expenses (excluding acquired fund fees and expenses) to the extent necessary to maintain the net annual operating expense ratio to average net assets at or below 1.58% for the Service Class of Micro-Cap Portfolio through April 30, 2017. For the year ended December 31, 2016, Micro-Cap Portfolio recorded advisory fees of $3,874,441 and Small-Cap Portfolio recorded advisory fees of $5,054,538.

DISTRIBUTOR:
Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees from each Fund’s Service Class that are computed daily and payable monthly, at an annual rate of 0.25% of the average net assets of each Class. For the year ended December 31, 2016, Micro-Cap Portfolio-Service Class recorded net distribution fees of $65,127 and Small-Cap Portfolio-Service Class recorded net distribution fees of $476,302.

Purchases and Sales of Investment Securities:
For the year ended December 31, 2016, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	PURCHASES	SALES

Micro-Cap Portfolio	$158,568,237	$363,072,264

Small-Cap Portfolio	368,015,088	456,534,302

Cross trades were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7. Cross trades for the year ended December 31, 2016, were as follows:

	COST OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)

Micro-Cap Portfolio	$18,255	$12,633,937	$(2,997,649)

Small-Cap Portfolio	1,328,862	–	–

Class Specific Expenses:
Class specific expenses were as follows for the year ended December 31, 2016:

						CLASS LEVEL
						EXPENSES
						REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER	TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	BALANCE CREDITS	TOTAL	ADVISER

Micro-Cap Portfolio – Investment Class	$–	$7,255	$77,367	$(9)	$84,613	$–

Micro-Cap Portfolio – Service Class	65,127	6,363	6,423	(3)	77,910	17,661

	65,127	13,618	83,790	(12)		17,661

Small-Cap Portfolio – Investment Class	–	7,009	73,310	(9)	80,310	–

Small-Cap Portfolio – Service Class	476,302	6,418	31,133	(3)	513,850	–

	476,302	13,427	104,443	(12)		–

TAX INFORMATION:
At December 31, 2016, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		NET UNREALIZED	GROSS UNREALIZED

	TAX BASIS COST	APPRECIATION (DEPRECIATION)	Appreciation	Depreciation

Micro-Cap Portfolio	$182,903,352	$34,547,637	$54,134,807	$19,587,170

Small-Cap Portfolio	455,962,098	71,176,225	85,677,548	14,501,323

The primary causes of the differences between book and tax basis cost are the timing of the recognition of losses on securities sold, investments in Real Estate Investment Trusts and mark-to-market of Passive Foreign Investment Companies.

Distributions during the years ended December 31, 2016 and 2015, were characterized as follows for tax purposes:

	ORDINARY INCOME		LONG-TERM CAPITAL GAINS

	2016	2015	2016	2015

Micro-Cap Portfolio	$1,311,361	$1,249,734	$–	$22,960,707

Small-Cap Portfolio	8,129,162	10,499,648	84,652,225	107,331,031

Royce Capital Fund 2016 Annual Report to Shareholders | 21

Notes to Financial Statements (continued)

TAX INFORMATION (continued):
The tax basis components of distributable earnings at December 31, 2016, were as follows:

		UNDISTRIBUTED
		LONG-TERM CAPITAL GAINS	NET UNREALIZED		CAPITAL LOSS
	UNDISTRIBUTED ORDINARY INCOME	OR (CAPITAL LOSSES NOT SUBJECT TO EXPIRATION)	APPRECIATION (DEPRECIATION)[1]	TOTAL DISTRIBUTABLE EARNINGS	CARRYFORWARD UTILIZED

Micro-Cap Portfolio	$1,199,032	$20,451,611	$34,535,669	$56,186,312	$9,750,317

Small-Cap Portfolio	4,121,603	(2,502,612)	71,176,142	72,795,133	–

[1]	Includes timing differences on foreign currency, recognition of losses on securities sold, investments in Real Estate Investment Trusts and mark-to-market of Passive Foreign Investment Companies.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2016, the Funds recorded the following permanent reclassifications, which relate primarily to foreign currency transactions, investments in Real Estate Investment Trusts, dividend redesignations and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	UNDISTRIBUTED	ACCUMULATED
	NET INVESTMENT	NET REALIZED	PAID-IN
	INCOME (LOSS)	GAIN (LOSS)	CAPITAL

Micro-Cap Portfolio	$ 1,097,348	$ (1,097,348)	$ –

Small-Cap Portfolio	(2,999)	2,999	–

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (2013 – 2016) and has concluded that as of December 31, 2016, no provision for income tax is required in the Funds’ financial statements.

Transactions in Affiliated Companies:
An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2016:

	SHARES	MARKET VALUE	COST OF	PROCEEDS	REALIZED	DIVIDEND	SHARES	MARKET VALUE
AFFILIATED COMPANY	12/31/15	12/31/15	PURCHASES	FROM SALES	GAIN (LOSS)	INCOME	12/31/16	12/31/16

Small-Cap Portfolio

Miller Industries[1]	641,245	$ 13,966,316	$ 77,662	$ 3,123,997	$ 313,020	$ 400,066

		13,966,316			313,020	400,066

[1] Not an Affiliated Company at December 31, 2016.

22 | Royce Capital Fund 2016 Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Royce Capital Fund and the Shareholders of
Royce Capital Fund–Micro-Cap Portfolio and Royce Capital Fund–Small-Cap Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Capital Fund – Micro-Cap Portfolio and Royce Capital Fund – Small-Cap Portfolio (constituting Royce Capital Fund, hereafter referred to as the “Funds”) as of December 31, 2016, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 13, 2017

Royce Capital Fund 2016 Annual Report to Shareholders | 23

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2016, and held for the entire six-month period ended December 31, 2016. Service Class shares are generally available only through certain insurance companies who receive service fees from the Fund for services that they perform.

Actual Expenses
    The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2016 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
    The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ACTUAL			HYPOTHETICAL (5% PER YEAR RETURN BEFORE EXPENSES)

	Beginning Account	Ending Account Value	Expenses Paid During	Beginning Account	Ending Account Value	Expenses Paid During	Annualized Expense
	Value 7/1/16	12/31/16	the Period[1]	Value 7/1/16	12/31/16	the Period[1]	Ratio[2]

Investment Class
Micro-Cap Portfolio	$1,000.00	$1,195.83	$7.56	$1,000.00	$1,018.25	$6.95	1.37%

Small-Cap Portfolio	1,000.00	1,174.74	5.96	1,000.00	1,019.66	5.53	1.09%

Service Class
Micro-Cap Portfolio	1,000.00	1,195.03	8.72	1,000.00	1,017.19	8.01	1.58%

Small-Cap Portfolio	1,000.00	1,172.73	7.32	1,000.00	1,018.40	6.80	1.34%

[1]
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half-year divided by 366 days (to reflect the half-year period). This information does not include fees or expenses of the variable annuity contracts investing in the Fund.

[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.

Federal Tax Information
    In January 2017, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2016.

2016 Supplemental Tax Information:

	%	% U.S. GOVT	% INCOME QUALIFYING	LONG-TERM CAPITAL GAIN DISTRIBUTION
FUND	QDI	INCOME	FOR DRD	MAXIMUM ALLOWABLE (000’s)

Micro-Cap Portfolio	100.00%	N/A	100.00%	$ –

Small-Cap Portfolio	100.00%	N/A	100.00%	84,652

Definitions:
% QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.
% U.S. Govt Income: % of investment income paid from U.S. Government obligations.
% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

24 | Royce Capital Fund 2016 Annual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee1
Age: 77 | Number of Funds Overseen: 23 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Chairman of the Board of Managers of Royce & Associates, LP (“Royce”), the Trust’s investment adviser; Chief Executive Officer (1972–June 2016), President (1972-July 2014) of Royce.

Christopher D. Clark, Trustee1, President
Age: 51 | Number of Funds Overseen: 23 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (Since January 2014), Managing Director and, since June 2015, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Trustee
Age: 68 | Number of Funds Overseen: 23 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.
Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Stephen L. Isaacs, Trustee
Age: 77 | Number of Funds Overseen: 23 | Tenure: Since 1989
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 74 | Number of Funds Overseen: 43 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 77 | Number of Funds Overseen: 23 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 71 | Number of Funds Overseen: 43 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds; Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Trustee
Age: 58 | Number of Funds Overseen: 23 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).

Francis D. Gannon, Vice President
Age: 49 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President
Age: 54 | Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer
Age: 50 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer
Age: 49 | Tenure: 1996-2001 and Since 2002
Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce; Chief Legal and Compliance Officer and Secretary of Royce.

Lisa Curcio, Chief Compliance Officer
Age: 57 | Tenure: Since 2004
Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1]	Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

Royce Capital Fund 2016 Annual Report to Shareholders | 25

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2016, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2016 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

    Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

    All indexes referenced are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

    The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The value score is subtracted from the growth score to determine the overall style score. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

    Royce Capital Fund–Micro-Cap Portfolio invests primarily in securities of micro-cap companies and Royce Capital Fund–Small-Cap Portfolio invests primarily in securities of small-cap companies. Investments in these types of companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Capital Fund–Micro-Cap Portfolio and Royce Capital Fund–Small-Cap Portfolio may each invest up to 25% its assets in foreign securities that may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) A Fund that invests a significant portion of its assets in a limited number of stocks may be subject to considerably more risk than a more broadly diversified Fund because a decline in the value of any of these stocks would cause that Fund’s overall value to decline to a greater degree. A broadly diversified portfolio does not, however, ensure a profit for a Fund or guarantee against loss. Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and a Statement of Additional Information may be obtained by calling (800) 221-4268 or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

    This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

    The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free), and on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly and are available at www.roycefunds.com.

26 | Royce Capital Fund 2016 Annual Report to Shareholders

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About The Royce Funds

Unparalleled Knowledge + Experience Pioneers in small-cap investing, with 40+ years of experience, depth of knowledge, and focus.

Independent Thinking The confidence to go against consensus, the insight to uncover opportunities others might miss, and the tenacity to stay the course through market cycles.

Specialized Approaches Strategies that use value, core, or growth investment approaches to select micro-cap, small-cap, and mid-cap companies.	Contact Us
Unwavering Commitment Our team of 16 portfolio managers have significant personal investments in the strategies they manage.	GENERAL INFORMATION Additional Report Copies and Prospectus Inquiries (800) 221-4268

Item 2. Code(s) of Ethics. As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman and Patricia W. Chadwick were designated by the Board of Trustees as the Registrant’s Audit Committee Financial Experts, effective April 15, 2004 and April 8, 2010, respectively. Mr. Mehlman and Ms. Chadwick are “independent” as defined under Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2016 - $45,140
Year ended December 31, 2015 - $46,888

(b)	Audit-Related Fees:
Year ended December 31, 2016 - $0
Year ended December 31, 2015 - $0

(c)	Tax Fees:
Year ended December 31, 2016 - $17,950 – Preparation of tax returns and excise tax review
Year ended December 31, 2015 - $17,950 – Preparation of tax returns and excise tax review

(d)	All Other Fees:
Year ended December 31, 2016 - $0
Year ended December 31, 2015 - $0

(e)(1)    Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2016 - $17,950
Year ended December 31, 2015 - $17,950

(h)	No such services were rendered during 2016 or 2015.

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments.
(a) See Item 1.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.
(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE CAPITAL FUND

BY:	/s/ Christopher D. Clark
Christopher D. Clark
President

Date: February 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE CAPITAL FUND		ROYCE CAPITAL FUND

BY:	/s/ Christopher D. Clark	BY:	/s/ Peter K. Hoglund
	Christopher D. Clark		Peter K. Hoglund
	President		Treasurer

Date: February 28, 2017		Date: February 28, 2017